                                                                       EXHIBIT L

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Patrick J. Farrell, and Michael Hession, her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all Registration Statements applicable to The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                           Title       Date
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/s/ Charlynn Goins
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Charlynn Goins                      Trustee     February 28, 2005

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Patrick J. Farrell, and Michael Hession, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                           Title       Date
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/s/ Edward J. Hogan
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Edward J. Hogan                     Trustee     February 28, 2005

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Patrick J. Farrell, and Michael Hession, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                           Title       Date
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/s/ Terry L. Lierman
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Terry L. Lierman                    Trustee     February 28, 2005

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Patrick J. Farrell, and Michael Hession, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                           Title       Date
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/s/ John B. McGuckian
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John B. McGuckian                   Trustee     February 28, 2005

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Patrick J. Farrell, and Michael Hession, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                           Title       Date
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/s/ Donald E. Nickelson
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Donald E. Nickelson                 Trustee     February 28, 2005

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Patrick J. Farrell, and Michael Hession, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign the Registration Statement on Form N-1A, Post-Effective Amendment No. 73, applicable to The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                           Title       Date
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/s/ Richard S. Trutanic
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Richard S. Trutanic                 Trustee     February 28, 2005

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Patrick J. Farrell, and Michael Hession, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                           Title                                      Date
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/s/ Gary E. Wendlandt
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Gary E. Wendlandt                   President, Chairman, Chief Executive       February 28, 2005
                                    Officer and Trustee

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison and Michael Hession, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                           Title                                      Date
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/s/ Patrick J. Farrell
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Patrick J. Farrell                  Vice President, Treasurer and Chief        February 28, 2005
                                    Financial and Accounting Officer